Exhibit 99.3

FDCTECH, INC.

Subscription Agreement

Name of Subscriber: AD Securities America LLC

Number of Shares Purchased (One Million shares): 1,000,000

Subscription Amount ($ 0.10 per share): $100,000.00

State or Country of Residence: New York

1. Subscription. The undersigned hereby subscribes to the number of shares set forth above of the common stock of FDCTech, Inc. (the “Investment Securities”) a corporation organized and existing under the laws of the State of Delaware (the “Company”), and agrees to pay for such Investment Securities the amount set forth above in cash or by check subject to collection upon execution of this subscription agreement.

2. Agreements and Understandings of the Undersigned. The undersigned agrees and understands that:

2.1. The undersigned is entitled to full information about the Company and its principals. All filings with the Securities & Exchange Commission describing the Company and its business (the “Investment Documents”) have been furnished to the undersigned prior to execution of this subscription agreement and the undersigned has been given the time required to read such materials, alone or with the undersigned’s advisor(s).

2.2. The undersigned (or the entity for which the undersigned is acting, if any) will not offer or sell all or any part of the undersigned’s Investment Securities until and unless the Investment Securities are registered under the Securities Act of 1933, as amended and under applicable state laws or unless the undersigned has delivered to the Company an opinion of counsel satisfactory to it that such registration is not required.

2.3. No Federal or state agency has made any finding or determination as to the fairness for investment, nor recommendation or endorsement, of the Investment Securities.

2.4. If the undersigned is an organization (other than a cooperative described in Section 521 of the Internal Revenue Code of 1986, as amended) whose income from the Company will be exempt from United States income tax, the undersigned shall so advise the Company.

2.5. THE OFFERING OF THESE SECURITIES IS NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. AS SUCH THE UNDERSIGNED MUST BEAR THE ECONOMIC RISK OF THE INVESTMENT FOR AN INDEFINITE PERIOD OF TIME BECAUSE THE SECURITIES CANNOT BE SOLD UNLESS THEY ARE SUBSEQUENTLY REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. RESTRICTIONS WILL BE PLACED ON THE TRANSFERABILITY OF THE SECURITIES.

2.6. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE STATE OR JURISDICTION OF THE UNDERSIGNED’S RESIDENCE NOR HAS THE STATE OR JURISDICTION OF THE UNDERSIGNED’S RESIDENCE PASSED UPON THE ACCURACY OR ADEQUACY OF ANY INFORMATIONAL MATERIALS.

2.7. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF ANY INFORMATIONAL MATERIALS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

3. Warranties of the Undersigned. The undersigned represents and warrants that:

3.1. The undersigned has reached the age of majority in the state or country in which the undersigned resides.

3.2. The undersigned (or the entity for which the undersigned is acting, if any) intends to retain indefinitely, and has no present arrangement, understanding or agreement for disposing of the Investment Securities and takes such Investment Securities solely for the account of the name(s) which appear below.

3.3. If a trust, corporation, partnership, or other entity, the undersigned: (i) is duly organized and validly existing under the laws of the state of formation; (ii) is duly authorized and empowered to purchase the Investment Securities; (iii) was not organized exclusively for the purpose of acquiring the Investment Securities and has an independent reason for existence beyond such investment; (iv) has duly authorized the signatory hereto to execute this subscription agreement on behalf of the undersigned, and, upon such execution, the subscription agreement and any related documents shall be a binding obligation of the undersigned; and (v) will, upon request of counsel to the Company, furnish evidence of the representations and warranties of this subparagraph, including certified copies of the certificate (articles) of incorporation, articles of (limited) partnership, or other creating or implementing documents.

3.4. If the undersigned is not an Accredited Investor (described hereinafter) under Regulation D of the General Rules and Regulations of the Securities and Exchange Commission, the undersigned, either alone or with an advisor(s), has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of the prospective investment.

3.5. It has been called to the undersigned’s attention that this investment involves a high degree of risk, and no assurances are or have been made regarding the economic advantages, if any, which may inure to the benefit of investors. The economic benefit from an investment in the Investment Securities depends on the ability of the Company to successfully conduct its business activities. The accomplishment of such goals in turn depends on many factors beyond the control of the Company or its management. Accordingly, the suitability for any particular investor of a purchase of the Investment Securities will depend upon, among other things, such investor’s investment objectives and such investor’s ability to accept speculative risks, including the risk of a total loss of investment in the Investment Securities. The undersigned and the undersigned’s advisor(s), if any, have carefully reviewed and understand the risk of, and other considerations relating to, a purchase of the Investment Securities.

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3.6. The undersigned is able to bear the economic risks of this investment, is able to hold the Investment Securities for an indefinite period of time, and has sufficient net worth to sustain a loss of the entire investment in the Company in the event such loss should occur.

3.7. The undersigned and the undersigned’s advisor(s), if any, have relied only upon the information contained in the Investment Documents made available to the undersigned and the undersigned’s advisor(s). Any other information concerning this offering, whether oral or written, may be incomplete or inaccurate. Only the Investment Documents are intended to be an accurate description of the offering and its terms.

3.8. The Company has answered all inquiries that the undersigned and the undersigned’s advisor(s), if any, have made of it concerning the Company or any other matters relating to the business and proposed operation of the Company and the offer and sale of the Investment Securities. No oral statement, printed material, or inducement which is contrary to the information contained in the Investment Documents has been given or made by or on behalf of the Company to the undersigned or the undersigned’s advisor(s), if any.

3.9. All of the representations and information provided by the undersigned in this subscription agreement and any additional information which the undersigned has furnished to the Company with respect to the undersigned’s financial position and business experience is accurate and complete as of the date that this subscription agreement was executed by the undersigned. If there should be any material adverse change in such representations or information prior to the sale of the Investment Securities subscribed for herein to the undersigned, the undersigned will immediately furnish accurate and complete information concerning any such material change to the Company.

3.10. The undersigned represents, if the undersigned is subject to the Employee Retirement Income Security Act of 1974 (“ERISA”), that in making the proposed investment the undersigned is aware of and has taken into consideration the diversification requirements of Section 404(a)(1)(C) of ERISA, and has concluded that the proposed investment is a prudent one.

4. “Accredited Investor” Status. The investment securities to which this subscription relates are offered and sold under an exemption from registration provided by Rule 506 of Regulation D of the General Rules and Regulations of the Securities and Exchange Commission. In addition to the other requirements of Rule 506, sales of the investment securities are limited to no more than 35 persons who are not Accredited Investors as that term is defined in Regulation D.

Unless indicated otherwise herein, the undersigned falls within one of the following definitions of Accredited Investor:

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For individuals:

●	The undersigned is a natural person whose individual net worth, or joint net worth with spouse, exceeds $1,000,000 (without including the value of the undersigned’s primary residence) at the time of purchase of the Investment Securities.

●	The undersigned is a natural person who had an individual income in excess of $200,000 in each of the last two years or joint income with spouse in excess of $300,000 in each of those years and reasonably expects to reach the same income level in the current year.

●	The undersigned is not a director, executive officer, or general partner of the Company, or a director, executive officer or general partner of a general partner of the Company.

If an Accredited Investor, the undersigned further certifies that: (i) the undersigned (or the undersigned’s professional advisor(s)) has the capacity to protect the undersigned’s interests in this investment; (ii) the undersigned is able to bear the economic risks of this investment; and (iii) the amount of the investment does not exceed 10% of the undersigned’s net worth or joint net worth with spouse.

For entities:

●	The undersigned is any institutional investor as provided in Regulation Section 230.501(a)(1) under the Securities Act of 1933.

●	The undersigned is a private business development company within the meaning of Section 202(a)(22) of the Investment Advisers Act of 1940.

●	The undersigned is any organization described in Section 501(c)(3) of the Internal Revenue Code, not formed for the specific purpose of acquiring the Investment Securities, with total assets in excess of $5,000,000.

●	The undersigned is a trust with total assets in excess of $5,000,000, not formed for the special purpose of acquiring the Investment Securities, whose investment is directed by a person described in Regulation Section 230.506(b)(2)(ii) under the Securities Act of 1933.

●	The undersigned is an entity owned entirely by any of the persons described above.

5. Suitability Information for Investors who are not Accredited Investors. If the undersigned does NOT meet the definition above of an accredited investor, the undersigned must be able to check the following.

 ________I am NOT an Accredited Investor. I have such knowledge and experience in financial and business matters that I (alone or together with a Purchaser Representative) am capable of evaluating the merits and risks of this investment.

If the undersigned is not an Accredited Investor, the Company may require that the undersigned utilize the services of a Purchaser Representative or equivalent advisor who may be required to complete a Purchaser Representative Questionnaire.

6. Acceptance and Conditions of Investment.

The undersigned agrees and is aware that:

6.1. The Company reserves the unrestricted right to reject any subscription, and no subscription will be binding unless and until accepted by it. A subscription from a non-accredited investor will not be accepted if the maximum limitation on the number of non-accredited investors has already been reached.

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6.2. A legend in substantially the following form will be placed on any certificate(s) evidencing the Investment Securities:

THESE SECURITIES CANNOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF BY ANY INVESTOR TO ANY OTHER PERSON OR ENTITY UNLESS SUBSEQUENTLY REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND UNDER APPLICABLE LAW OF THE STATE OR JURISDICTION WHERE SOLD, TRANSFERRED OR DISPOSED OF, UNLESS SUCH SALE, TRANSFER OR DISPOSITION SHALL QUALIFY UNDER AN ALLOWED EXEMPTION TO SUCH REGISTRATION.

6.3. Stop transfer instructions will be placed with respect to the Investment Securities so as to restrict resale or other transfer thereof subject to further items hereof, including the provisions of the legend set forth above.

6.4. Unless otherwise provided by law, the legend and stop transfer instructions described above will be placed with respect to any new certificate(s) or other document(s) issued on presentment by the undersigned of certificate(s) or other document(s) for transfer.

7. Filing of Registration Statement. The Company shall file with the SEC, within forty-five (45) trading days from the execution of this Agreement, a registration statement on Form S-1 covering the resale of the Investment Securities.

8. Accuracy of Information Given. The undersigned certifies that the undersigned has given the information contained herein to the best of the undersigned’s knowledge and answers thereto are complete and accurate. The undersigned agrees that the foregoing representations and warranties shall survive the purchase of the Investment Securities as well as any acceptance of this subscription for the Investment Securities.

9. Election of Purchaser Representative. The undersigned understands that the undersigned is entitled to be advised by a Purchaser Representative or an equivalent advisor in planning to invest and that (unless the undersigned is an Accredited Investor) the undersigned must be so advised if the undersigned does not have sufficient knowledge and experience in financial and business matters to evaluate the merits and risks of this investment.

10. Indemnification. The undersigned acknowledges that the undersigned understands the meaning and legal consequences of the representations and warranties hereof, and hereby agrees to indemnify and hold harmless the Company, its affiliates, attorneys, accountants, agents, employees and any selling security holder from and against any and all loss, damage or liability, including, without limitation, reasonable attorney’s fees incurred as a result of such breach, due to or arising out of a breach of any such representations or warranties. This indemnification shall not require that the Company shall have been determined by any Federal, state or other authority or person to have qualified for any exemption from the registration provisions of Federal or state securities laws, rules or regulations.

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11. Arbitration. The undersigned hereby agrees that any and all claims (other than claims for injunctive or other equitable relief) now or at any time hereafter as to which the Company, its affiliates, attorneys, accountants, agents or employees and the undersigned, the undersigned’s successors or assigns may be adverse parties, whether arising out of this agreement or from any other cause, will be resolved by arbitration before the American Arbitration Association. Each party irrevocably consents to subject matter and personal jurisdiction before the American Arbitration Association. The parties covenant that under no conditions will any of them file any action at law against any other or bring any claim in any forum other than before the American Arbitration Association, and they agree that any litigation, if filed, shall be immediately dismissed upon application and shall be referred for arbitration hereunder with costs and attorneys’ fees to the prevailing party. The situs of arbitration and any counterclaims shall be selected by the person against whom arbitration is sought provided that such situs is within the United States and is the situs of such person’s principal residence or place of business. Any dispute concerning situs shall be determined by the American Arbitration Association.

The parties shall restrict themselves to claims for compensatory damages. No claims shall be made by any party for lost profits, punitive or similar damages. The parties agree that any award or decision by the American Arbitration Association shall be final and non-appealable except as to errors of law. Any appeal from an award of the arbitrator shall be taken to the appropriate court having jurisdiction over the situs of the arbitration. No bond shall be required of any party on appeal, and no enforcement of the award shall be granted until a determination of the appeal is final or until time to take an appeal has expired. Each party shall pay their own attorneys fees and costs of the arbitration and any appeal.

It is the intent of the parties and their affiliates to deal with all disputes between them by arbitration to the maximum degree allowed by law (including claims against any party’s current or former attorneys, accountants, agents, employees, successors or assigns), and if any claim or claims should be held not subject to arbitration, only such claim or claims shall be excluded from this paragraph.

PLEASE EXECUTE THE ATTACHED SIGNATURE PAGE

The investment securities to which this subscription relates are offered and sold under an exemption from registration provided by Rule 506 of Regulation D of the General Rules and Regulations of the Securities and Exchange Commission. In addition to the other requirements of Rule 506, sales of the investment securities are limited to no more than 35 persons who are not Accredited Investors as that term is defined in Regulation D.

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FDCTech, Inc.

Signature Page to Subscription Agreement

AD Securities America LLC
Name of Subscriber

445 Park Avenue
Street

New York, NY 10022
City, State, Zip Code

Amount of Subscription: $100,000.00

By	Douglas Post, Executive
(Signature)

Date:	September 9, 2021

Taxpayer Identification Number or
(Social Security number for individuals):

Status (if not individual):

( ) Trust	( ) Corporation
( ) Partnership	( ) Other	Limited Liability Company
( ) IRA		(Describe)

Title to be Taken By (if not individual):

( ) Joint Tenant with
(Name of co-tenant)

( ) Other (describe):	AD Securities America LLC

Accepted:

FDCTECH, INC.

By	/s/ Mitchell Eaglstein
Mitchell M. Eaglstein, President

Date:	09/10/2021

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